ENERGY VAULT APPOINTS ENERGY AND TRANSPORTATION INDUSTRY EXECUTIVE THERESA FARIELLO TO ITS BOARD OF DIRECTORS

Fariello brings decades of experience and leadership in government affairs at FORTUNE 500 companies, including United Airlines and ExxonMobil

LUGANO, Switzerland & WESTLAKE VILLAGE, Calif. – January 19, 2023 – Energy Vault Holdings, Inc. (NYSE: NRGV) (“Energy Vault” or the “Company”), a leader in sustainable grid-scale energy storage solutions, announced today the appointment of Theresa Fariello to the Company’s Board of Directors effective February 1, 2023. She replaces Henry Elkus, Founder and CEO of Helena, a strategic partner and Series B-1 investor in Energy Vault, upon his concurrent departure from the Board.

Ms. Fariello has served as Senior Vice President of Government Affairs & Global Public Policy for United Airlines (Nasdaq: UAL) since 2017. In this role, she leads United Airlines’s federal, state, local, and international government engagement, including environmental affairs. Prior to her role at United Airlines, Ms. Fariello served a 16-year tenure at ExxonMobil (NYSE: XOM), where she advised executive leadership on key governmental and policy matters. Prior to her time at ExxonMobil, Ms. Fariello served as deputy assistant secretary for International Energy Policy in the Office of International Affairs at the U.S. Department of Energy and held senior leadership positions at Occidental Petroleum Corporation. Throughout her career, Ms. Fariello has been recognized for her success and leadership in government, including being named to Washingtonian Magazine’s list of Most Powerful Women.

Ms. Fariello received her undergraduate degree in political science from George Washington University. She also holds a Master of Laws in International and Comparative Law from Georgetown University Law Center, as well as a Juris Doctorate from George Mason University School of Law.

“We are honored to welcome Theresa, who brings extensive and valuable experience in government affairs and public policy at leading public companies to Energy Vault’s Board of Directors,” said Robert Piconi, Chairman and Chief Executive Officer, Energy Vault. “The recent passage of the IRA is one example of a significant accelerator for our industry and our customers in the United States. Theresa’s leadership and experience will help us fully leverage the opportunities associated with this landmark legislation while strategically optimizing our global approach to working with government organizations in an increasingly complex regulatory and public sector environment. I look forward to working with her as we execute our global growth plans.”

“It is a distinct privilege to join Energy Vault’s Board of Directors,” said Theresa Fariello, Member, Board of Directors, Energy Vault. “I am inspired by Energy Vault's mission and commitment to creating a cleaner, more sustainable future. As the need to address and combat climate change becomes ever more urgent, so too does the need to shape environmental and climate policy to accelerate the deployment of innovative solutions, such as Energy Vault’s energy storage technologies. I welcome the opportunity to work alongside the rest of my fellow board members, and I look forward to lending my voice and experience to the Company as it continues to grow.”

Regarding Mr. Henry Elkus, Mr. Piconi commented: “I want to thank Henry for his Board service and significant contributions to Energy Vault. As an earlier stage investor in Energy Vault, Henry and the Helena team played a significant role as the company scaled its operations into our public listing on the NYSE last year, both as investor and strategic partner supporting our growth. Helena’s global network of investors and partners continue to support Energy Vault and our technology adoption as we execute on our collective mission to decarbonize the planet.”

About Energy Vault

Energy Vault® develops and deploys utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The company's comprehensive offerings include proprietary gravity-based storage, battery storage, and green hydrogen energy storage technologies. Each storage solution is supported by the Company’s hardware technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short and long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Utilizing eco-friendly materials with the ability to integrate waste materials for beneficial reuse, Energy Vault’s EVx™ gravity-based energy storage technology is facilitating the shift to a circular economy while accelerating the global clean energy transition for its customers. Please visit www.energyvault.com for more information.
# # #
Forward-Looking Statements
This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “ anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties  that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the impact of health epidemics, including the COVID-19 pandemic, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.

Investors:
energyvaultIR@icrinc.com

Media:
media@energyvault.com